UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 18, 2022

Kellogg Company
(Exact name of registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Kellogg Square
Battle Creek, Michigan 49016-3599
(Address of principal executive offices, including zip code)
(269) 961-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.25 par value per share	K	New York Stock Exchange
0.800% Senior Notes due 2022	K 22A	New York Stock Exchange
1.000% Senior Notes due 2024	K 24	New York Stock Exchange
1.250% Senior Notes due 2025	K 25	New York Stock Exchange
0.500% Senior Notes due 2029	K 29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth below under Item 5.03 is incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 18, 2022, the Board of Directors (the "Board") of Kellogg Company (the "Company") approved an amendment to the Company’s Bylaws, effective immediately, to provide shareowners with a right to call a special meeting of shareowners. Pursuant to the amendment, a special meeting request may be made by shareowners who collectively own at least fifteen percent (15%) of the capital stock of the Company, provided the request is made in writing and includes, among other things, (i) a statement of the specific purpose of the meeting and the reasons for conducting such business at the meeting; (ii) the information that would be required to be set forth in a shareowner’s notice of a nomination and/or notice of business proposed to be brought before a meeting pursuant to the Bylaws; (iii) an affidavit by each requesting shareowner stating the number of shares of capital stock owned of record by such shareowner; and (iv) an agreement to notify the Company promptly in the event of any disposition prior to the record date for the special meeting and that any disposition of shares prior to the special meeting shall be deemed a revocation of such special meeting request with respect to such disposed shares. Additionally, if none of the requesting shareowners or their duly authorized agents appear at the special meeting to present the matters for consideration as specified in the request, then the Company need not present such matters for a vote at such special meeting. The amendment also includes certain other clarifying and conforming changes.

The foregoing description of the amendment to the Company’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit 3.1 Bylaws of Kellogg Company, effective February 18, 2022

Exhibit 104 Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLOGG COMPANY

Date: February 22, 2022	/s/ Gary H. Pilnick
	Name:	Gary H. Pilnick
	Title:	Vice Chairman